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                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 3, 2000


                       INTERNATIONAL TOTAL SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Ohio                             0-23073               14-1264201
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(State or Other Jurisdiction             (Commission           (IRS Employer
    of Incorporation)                    File Number)        Identification No)

CROWN CENTRE, 5005 ROCKSIDE ROAD, INDEPENDENCE, OHIO               44131
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:         (216) 642-4522
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ITEM 5.  OTHER EVENTS

         On February 3, 2000, International Total Services, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

         99.1   Press Release dated February 3, 2000.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 3, 2000            INTERNATIONAL TOTAL SERVICES, INC.

                                  By: /s/ Mark D. Thompson
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                                          Mark D. Thompson
                                          President